CHANGES IN CAPITAL STRUCTURE OF LISTED COMPANIES              TSE
          Employee Stock Options and Stock Purchase Plans,
          Toronto Stock Exchange        Options for Services and Related Matters

Company Name:       Brocker Technology Group Ltd.
Stock Symbol:       BKI
For Month Ending:   July 31, 2000
Date Prepared:      August 29, 2000

----------------------------------------------------------------------------------------------------------------
                                        Outstanding Stock Options Summary
----------------------------------------------------------------------------------------------------------------
Stock Options Outstanding - Opening Balance                                                          1,318,000
----------------------------------------------------------------------------------------------------------------
Options Granted: (Add)
----------------------------------------------------------------------------------------------------------------
     Date of Grant                  Name          Expiry Date         Price         Number
----------------------------------------------------------------------------------------------------------------
Subtotal
----------------------------------------------------------------------------------------------------------------
Options Exercised: (Subtract)
----------------------------------------------------------------------------------------------------------------
         Date                       Name          Date of Grant       Price         Number
----------------------------------------------------------------------------------------------------------------
Subtotal
----------------------------------------------------------------------------------------------------------------
Options Cancelled: (Subtract)
----------------------------------------------------------------------------------------------------------------
         Date                       Name          Date of Grant       Price         Number
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Subtotal                                                                            Nil
================================================================================================================
Closing Stock Option Plan Balance                                                                    1,318,000
================================================================================================================

----------------------------------------------------------------------------------------------------------------
                               Shares reserved for Share Compensation Arrangements
----------------------------------------------------------------------------------------------------------------
Opening Reserve Balance                                                                              1,318,000
----------------------------------------------------------------------------------------------------------------
Additional Listing Under Plan (Add)
----------------------------------------------------------------------------------------------------------------
Stock Options Exercised (Subtract) [cancelled]
================================================================================================================
Closing Reserve Balance                                                                              1,318,000
================================================================================================================

----------------------------------------------------------------------------------------------------------------
                                   Issued and Outstanding Share Capital Summary
----------------------------------------------------------------------------------------------------------------
Reason for Increase or Reduction
----------------------------------------------------------------------------------------------------------------
Issued and Outstanding - Opening Balance                                                            15,414,045
----------------------------------------------------------------------------------------------------------------
Stock Options Exercise
----------------------------------------------------------------------------------------------------------------
Share Purchase Plan
----------------------------------------------------------------------------------------------------------------
Acquisitions
----------------------------------------------------------------------------------------------------------------
Warrants                                                                                               148,000
----------------------------------------------------------------------------------------------------------------
Private Placement
----------------------------------------------------------------------------------------------------------------
Issuer Bid Cancellation
================================================================================================================
Closing Issued Capital Balance                                                                      15,562,045
================================================================================================================

The Exchange Tower
130 King Street West, 3rd Floor
Toronto, Ontario, M5X 1J2
Fax (416) 947-4547